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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):         April 21, 2006
                                                 ----------------------------


                            The Lamson & Sessions Co.
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             (Exact name of registrant as specified in its charter)

           Ohio                       1-313                     34-0349210
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(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)             Identification No.)

   25701 Science Park Drive, Cleveland, Ohio                     44122-7313
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   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers.

     (b) On April 21, 2006, The Lamson & Sessions Co. (the "Company") issued a press release announcing the intended retirement of John B. Schulze, the Company's Principal Executive Officer. Mr. Schulze, Chairman of the Board of Directors and Chief Executive Officer of the Company, notified the Company on April 17, 2006 that he will retire as Chief Executive Officer and a director of the Company no later than the Company's annual meeting of shareholders to be held in 2007.

         The Company has engaged an executive search firm to lead the search for Mr. Schulze's replacement.

         A copy of the press release issued by the Company is included as
Exhibit 99.1 hereto and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits:
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                  Number                  Exhibit
                  ------                  -------
                  99.1                    Press release, dated April 21, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE LAMSON & SESSIONS CO.



                              By:  /s/ James J. Abel
                                  ----------------------------------------------
                                  Name:    James J. Abel
                                  Title:   Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer


Dated:  April 21, 2006

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                                INDEX TO EXHIBITS
                                -----------------


         Number           Exhibit
         ------           -------
          99.1            Press release, dated April 21, 2006



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